UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2011
SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 Riverfront Boulevard
Elmwood Park, New Jersey 07407
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (201) 791-7600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Senior Secured Credit Facilities
On October 3, 2011, Sealed Air Corporation (“Sealed Air”) entered into a senior secured credit facility (the “Credit Facility”) pursuant to the terms and conditions of a Syndicated Facility Agreement, dated as of October 3, 2011 (the “Credit Agreement”), by and among Sealed Air, certain subsidiaries of Sealed Air party thereto, the lenders party thereto, Citibank, N.A., as agent and the other agents party thereto. The Credit Facility consists of a $794,610,042.74 term A facility, a CDN$82,712,000.00 term A facility tranche, a ¥11,454,000,000.00 term A facility tranche, a €55,778,305.17 term A facility tranche, a $790,000,000.00 term B facility tranche, a €300,000,000.00 term B facility tranche, a $500,000,000.00 US dollar revolving facility and a $200,000,000.00 multicurrency revolving facility available in US dollars, Canadian dollars, Euros and Australian dollars. The term A credit facilities and the revolving facilities have a five-year term and bear interest at either LIBOR or base rate (or an equivalent rate in the relevant currency) plus 250 basis points (bps) per annum in the case of LIBOR loans and 150 bps per annum in the case of base rate loans; provided that the interest rates shall be decreased to 225 bps and 125 bps, respectively, subject to achievement of a leverage test. The term B credit facilities have a seven-year term, with the $790,000,000.00 component bearing interest at either LIBOR or base rate (or an equivalent rate in the relevant currency) plus 400 bps per annum in the case of LIBOR loans and 300 bps per annum in the case of base rate loans and the €300,000,000.00 component bearing interest at either LIBOR or base rate (or an equivalent rate in the relevant currency) plus 450 bps per annum in the case of LIBOR loans and 350 bps per annum in the case of base rate loans. LIBOR (or an equivalent rate in Euros) under the term B facility tranches is subject to a 1.0% floor. Sealed Air’s obligations under the Credit Facility have been guaranteed and secured by certain of Sealed Air’s subsidiaries. The interest rate on borrowings under the Credit Facility is a floating rate based on either the Base Rate (as defined in the Credit Agreement) or LIBOR.
The Credit Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations on Sealed Air and its subsidiaries with respect to indebtedness, liens, investments, restricted payments, mergers and acquisitions, dispositions of assets, transactions with affiliates, amendment of documents and sale leasebacks and a covenant to maintain a Consolidated Net Debt to Consolidated EBITDA (as defined in the Credit Agreement).
The Credit Agreement provides for customary events of default, including failure to pay principal or interest when due, failure to comply with covenants, the fact that any representation or warranty made by Sealed Air is false in any material respect, certain insolvency or receivership events affecting Sealed Air and its subsidiaries and a change in control of Sealed Air. For certain events of default, the commitments of the lenders will be automatically terminated, and all outstanding obligations of Sealed Air under the Credit Facility may be declared immediately due and payable.
The foregoing is a summary of the terms and conditions of the Credit Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Indenture
On October 3, 2011, Sealed Air, certain domestic subsidiaries of Sealed Air (the “Guarantors”) and HSBC Bank USA, National Association, as trustee (the “Trustee”) entered into an Indenture dated as of October 3, 2011 (the “Indenture”), pursuant to which Sealed Air issued $750 million aggregate principal amount of 8.125% senior notes due 2019 (the “2019 Notes”) and $750 million aggregate principal amount of 8.375% senior notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Senior Notes”). The 2019 Notes and the 2021 Notes will mature on September 15, 2019 and September 15, 2021, respectively, and interest is payable on each series of the Senior Notes on March 15 and September 15 of each year, commencing March 15, 2012.

At any time prior to September 15, 2014, Sealed Air may redeem up to 35% of the aggregate principal amount of each of the 2019 Notes and the 2021 Notes, plus accrued and unpaid interest, if any, to the date of the redemption, with the net proceeds from certain equity offerings. Sealed Air may redeem some or all of the 2019 Notes prior to September 15, 2015 and some or all of the 2021 Notes prior to September 15, 2016, in each case at the make-whole prices set forth in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption. In the case of the 2019 Notes, on and after September 15, 2015, Sealed Air may redeem some or all of the 2019 Notes for cash at redemption prices (expressed as percentages of principal amount) equal to 104.063% for the twelve-month period beginning on September 15, 2015, 102.031% for the twelve-month period beginning on September 15, 2016 and 100.000% beginning on September 15, 2017, in each case plus accrued and unpaid interest to the redemption date. In the case of the 2021 Notes, on and after September 15, 2016, Sealed Air may redeem some or all of the 2021 Notes for cash at redemption prices (expressed as percentages of principal amount) equal to 104.188% for the twelve-month period beginning on September 15, 2016, 102.792% for the twelve-month period on September 15, 2017, 101.396% for the twelve-month period beginning on September 15, 2018 and 100.000% beginning on September 15, 2019, in each case plus accrued and unpaid interest to the redemption date.
If Sealed Air experiences specific kinds of changes in control, holders of Senior Notes have the right to require Sealed Air to repurchase their Senior Notes at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. In addition, if Sealed Air or its Restricted Subsidiaries (as defined in the Indenture) sell assets, under certain circumstances, Sealed Air will be required to use the net proceeds from such asset sales to make an offer to purchase Senior Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.
The Indenture limits the ability of Sealed Air and its Restricted Subsidiaries to, among other things, (i) incur more debt; (ii) pay dividends and make distributions or repurchase stock or make restricted payments; (iii) make investments; (iv) sell assets; (v) create liens; (vi) designate Sealed Air subsidiaries as unrestricted subsidiaries; (vii) engage in transactions with affiliates; and (viii) merge or consolidate or transfer and sell assets.
The Indenture provides that events of default include: (i) failure to make the payment of any interest on the Senior Notes when the same becomes due and payable, with such failure continuing for a period of 30 days; (ii) failure to make the payment of any principal of, or premium, if any, on, any of the Senior Notes when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise; (iii) failure to comply with certain covenants or agreements in the Senior Notes, the Indenture or related documents (subject to applicable time periods provided for compliance or cure); (iv) a default by Sealed Air or any Restricted Subsidiary under their respective debt obligations that results in acceleration of the maturity of such debt, or failure to pay any such debt at maturity, in an aggregate amount of $75.0 million or more; (v) failure by Sealed Air or any Restricted Subsidiary to pay final, non-appealable judgments aggregating in excess of $75.0 million (net of amounts which are covered by insurance as to which liability has not been denied), which judgments are not paid, discharged or stayed for a period of 60 days (excluding any settlement related to the W.R. Grace Liability (as defined in the Indenture); (vi) certain events involving bankruptcy, insolvency or reorganization of Sealed Air or any Restricted Subsidiary that is a Significant Subsidiary (as defined in the Indenture) of Sealed Air (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary of the Company); and (vii) any guarantee of the Senior Notes by any Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason (other than in accordance with the provisions of the Indenture) to be in full force and effect or any Guarantor, or any person acting on behalf of any Guarantor, denies or disaffirms its obligations under any guarantee of the Senior Notes.
If an event of default with respect to the Senior Notes (other than an event of default relating to certain bankruptcy or insolvency matters) shall have occurred and be continuing, the Trustee or the registered holders of not less than 25% in aggregate principal amount of the Senior Notes of a series then outstanding may declare to be immediately due and payable the principal amount of all the Senior Notes of such series then outstanding, plus accrued but unpaid interest to the date of acceleration. In case an event of default relating to certain bankruptcy or insolvency matters occurs, such amount with respect to all the Senior Notes of each series shall be due and payable immediately without any declaration or other act on the part of the Trustee or the holders of the Senior Notes.

The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the material terms of the Indenture is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Registration Rights Agreement
On October 3, 2011, Sealed Air, Commercial Markets Holdco, LLC, SNW Co., Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Unilever Swiss Holdings AG entered into a registration rights agreement (the “Registration Rights Agreement”) related to approximately 31.7 million shares of common stock issued to certain persons in connection with the Acquisition (as defined below) in an offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Registration Rights Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and the description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Preferred Stock Purchase Agreement
Prior to the closing of the Acquisition, Sealed Air used cash on hand in an amount of $262.9 million to purchase 26,290 shares of series A preferred stock of Diversey Holdings, Inc. (the “Preferred Stock Issuance”) pursuant to the Series A Preferred Stock Purchase Agreement among Sealed Air, Diversey Holdings, Inc. and Solution Acquisition Corp. (the “Preferred Stock Purchase Agreement”). The Preferred Stock Purchase Agreement also amended the Merger Agreement (as defined below) to provide that the series A preferred stock of Diversey Holdings, Inc. would remain outstanding in the merger contemplated by the Merger Agreement. The Preferred Stock Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the description of the material terms of the Preferred Stock Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On October 3, 2011, pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2011, by and among Sealed Air, Solution Acquisition Corp. and Diversey Holdings, Inc, Solution Acquisition Corp. was merged with and into Diversey Holdings, Inc. (the “Acquisition”), with Diversey Holdings, Inc. continuing as the surviving corporation and as a wholly owned subsidiary of Sealed Air. Pursuant to, and except as otherwise set forth in the Merger Agreement, as amended by the Preferred Stock Purchase Agreement, each outstanding share of the common stock of Diversey Holdings, Inc. was converted into the right to receive approximately 0.294 of a share of common stock of Sealed Air and approximately $19.59 in cash, without interest. Pursuant to the Merger Agreement, as amended, the series A preferred stock of Diversey Holdings, Inc. remains outstanding following the Acquisition.
In connection with the Acquisition, Sealed Air and Solution Acquisition Corp. have paid (or will pay), in the aggregate, approximately $2.1 billion in cash consideration to the shareholders of Diversey Holdings, Inc., consisting of (a) borrowings under the Credit Facility, (b) proceeds from Sealed Air’s issuance on October 3, 2011 of the Senior Notes and (c) cash on hand, and have issued, in the aggregate, approximately 31.7 million shares of Sealed Air common stock to the shareholders of Diversey Holdings, Inc. In connection with the Acquisition, Sealed Air repaid approximately $1.5 billion of existing indebtedness of Diversey Holdings, Inc. and certain of its subsidiaries.
The foregoing description of the Merger Agreement and the Acquisition is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Sealed Air’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011, and is incorporated herein by reference and by reference to the amendments to the Merger Agreement contained in the Preferred Stock Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
In connection with the closing of the Acquisition and pursuant to the Merger Agreement, Sealed Air common stock was issued to certain stockholders of Diversey Holdings, Inc. Such issuance of Sealed Air common stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D thereunder as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events
Defeasance and Redemption of Diversey Notes
On October 3, 2011, Diversey Holdings, Inc. elected to exercise its covenant defeasance option with respect to its 10.50% senior notes due 2020 (the “DHI Notes”) and Diversey, Inc. elected to exercise its covenant defeasance option with respect to its 8.25% senior notes due 2019 (the “DI Notes”). In addition, Diversey Holdings, Inc. elected to redeem 35% of the aggregate accreted value of the DHI Notes using a portion of the proceeds of the Preferred Stock Issuance and Diversey, Inc. elected to redeem 35% of the aggregate principal amount of the DI Notes using a portion of the proceeds of the Preferred Stock Issuance that had been contributed to the equity capital of Diversey, Inc., in each case to occur on November 2, 2011 (the “Redemption Date”). On the Redemption Date, (i) the redeemed DHI Notes will be redeemed at a redemption price of 110.50% of the accreted value thereof, plus accrued and unpaid interest to the Redemption Date and (ii) the redeemed DI Notes will be redeemed at a redemption price of 108.25% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date. Following the completion of these redemptions on the Redemption Date, we expect that Diversey Holdings, Inc. and Diversey, Inc. will redeem the remainder of the DHI Notes and the DI Notes pursuant to the make-whole redemption provisions under the indentures governing the DHI Notes and the DI Notes.
Press Release Announcing Closing of Acquisition
On October 3, 2011, Sealed Air issued a press release announcing the closing of the Acquisition and the related transactions. A copy of the press release is attached hereto as Exhibit 99.1.
Forward-Looking Statements
This Current Report on Form 8-K and the information furnished herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “will” and similar expressions. These statements include comments as to Sealed Air’s beliefs and expectations as to future events and trends affecting Sealed Air’s business. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in Sealed Air’s most recent Annual Report on Form 10-K, as filed with the SEC, as may be updated by Sealed Air’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While Sealed Air may elect to update forward-looking statements at some point in the future, Sealed Air specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

4.1
Indenture, dated as of October 3, 2011, among Sealed Air, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, governing the 8.125% Senior Notes Due 2019 and 8.375% Senior Notes Due 2021.

4.2	Form of 8.125% Senior Note due 2019 (included in Exhibit 4.1).
4.3	Form of 8.375% Senior Note due 2021 (included in Exhibit 4.1).
4.4
Registration Rights Agreement among Sealed Air, Commercial Markets Holdco, LLC, SNW Co., Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Unilever Swiss Holdings AG, dated October 3, 2011 (Exhibit 4.02 to the Company’s Registration Statement on Form S-3, Registration No. 333-177130, is incorporated herein by reference.)

10.1
Syndicated Facility Agreement, dated as of October 3, 2011, by and among Sealed Air, certain subsidiaries of Sealed Air party thereto, the lenders party thereto, Citibank, N.A., as agent and the other agents party thereto.

10.2	Series A Preferred Stock Purchase Agreement, dated as of October 3, 2011, by and among Diversey Holdings, Inc., Sealed Air and Solution Acquisition Corp.
99.1	Press Release of Sealed Air Corporation, dated October 3, 2011.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION
Date: October 4, 2011	By:	/s/ H. Katherine White
		Name:	H. Katherine White
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1
Indenture, dated as of October 3, 2011, among Sealed Air, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, governing the 8.125% Senior Notes Due 2019 and 8.375% Senior Notes Due 2021.

4.2	Form of 8.125% Senior Note due 2019 (included in Exhibit 4.1).
4.3	Form of 8.375% Senior Note due 2021 (included in Exhibit 4.1).
4.4
Registration Rights Agreement among Sealed Air, Commercial Markets Holdco, LLC, SNW Co., Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Unilever Swiss Holdings AG, dated October 3, 2011 (Exhibit 4.02 to the Company’s Registration Statement on Form S-3, Registration No. 333-177130, is incorporated herein by reference.)

10.1
Syndicated Facility Agreement, dated as of October 3, 2011, by and among Sealed Air, certain subsidiaries of Sealed Air party thereto, the lenders party thereto, Citibank, N.A., as agent and the other agents party thereto.

10.2	Series A Preferred Stock Purchase Agreement, dated as of October 3, 2011, by and among Diversey Holdings, Inc., Sealed Air and Solution Acquisition Corp.
99.1	Press Release of Sealed Air Corporation, dated October 3, 2011.